Inventory	12 Months Ended
Dec. 31, 2020
Disclosure of inventories [Abstract]
Inventory

6.	INVENTORY

	December 31, 2020	December 31, 2019
In-process precious metals	$72.7	$59.0
Ore in stockpiles	30.8	33.4
Parts and supplies	53.0	49.2
Dore, and refined precious metals	9.9	11.0
	166.4	152.6
Less: Long-term inventory	(17.9)	(25.7)
	$148.5	$126.9
Long term inventory consists of long-term stockpiles which are expected to be recovered after one year.
The amount of inventories recognized in mining and processing costs for the year ended December 31, 2020, was $319.9 million (December 31, 2019- $345.4 million). The amount of inventories recognized in amortization costs for the year ended December 31, 2020, was $152.7 million (December 31, 2019- $165.0 million).
During the second quarter of 2020, the Company temporarily suspended operations at Island Gold and Mulatos due to the COVID-19 pandemic. As a result, indirect production costs that exceeded normal operating capacity were expensed as incurred and not including in the inventory valuation. The Company identified indirect production costs of gold of $5.4 million that were expensed as incurred and not included in inventory in the second quarter of 2020. In addition, amortization costs of $1.1 million were reclassified to COVID-19 costs in the second quarter of 2020. All operating costs incurred subsequent to the mine-sites returning to planned operating levels have been included in mining and processing costs. As a result, there were no amounts classified as COVID-19 costs subsequent to June 30, 2020.